SAI Supplement

Filed pursuant to 497(e)

Homestead Funds, Inc. Registration Nos. 033-35788 and 811-06136

Homestead Funds Trust Registration Nos. 333-229995 and 811-23429

Homestead Funds, Inc.

Homestead Funds Trust

Supplement Dated September 22, 2022

to the Statement of Additional Information dated May 1, 2022, as supplemented from time to time

This supplement revises certain information contained in the above-referenced Statement of Additional Information (the "SAI") regarding the Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, International Equity Fund and Small-Company Stock Fund, each a series of Homestead Funds, Inc., and the Intermediate Bond Fund and Rural America Growth & Income Fund, each a series of Homestead Funds Trust (collectively, the "Homestead Funds"). Please read this supplement carefully and keep it with your SAI for future reference. You may obtain copies of the SAI free of charge, upon request, by calling toll-free (800) 258-3030, by visiting Homestead Funds' website at homesteadfunds.com, or by writing to Homestead Funds, Attn: Investments Division, 4301 Wilson Boulevard, INV8-305, Arlington, Virginia 22203.

At a meeting held September 14-15, 2022, the Board of Directors of Homestead Funds, Inc. approved reductions in the Short-Term Bond Fund's contractual investment management fee, which is currently 60 basis points on average daily net assets at all assets levels, by 10 basis points on average daily net assets over $500 million and by another 10 basis points on average daily net assets over $1 billion, effective January 1, 2023. Accordingly, effective January 1, 2023, the portion of the investment management fees table that relates to the Short-Term Bond Fund in the "Investment Management and Other Services – Homestead Advisers" section of the SAI is replaced as follows:

Fund	Rate
Short-Term Bond Fund(3)	0.60% of average daily net assets up to $500 million; 0.50% of average daily net assets up to the next $500 million; and 0.40% of average daily net assets in excess of $1 billion

(3)Prior to January 1, 2023, the Fund paid Homestead Advisers an investment management fee at the rate of 0.60% of the Fund's average daily net assets (at all asset levels).

In addition, effective immediately, the following are added as new sections after the "Investment Management and Other Services – BFA" section of the SAI:

Shareholder Servicing Payments

The Funds, Homestead Advisers, and Homestead Financial Services enter into agreements with financial intermediaries pursuant to which the financial intermediary is compensated for providing sub-transfer agency or similar services, including administrative, networking or recordkeeping services, to Fund shareholders. Payments pursuant to such agreements may be significant and vary as a result of, among other things, the nature of the services provided and are generally based on: (1) the average daily net assets of clients serviced by the financial intermediary or (2) the number of accounts serviced by the financial intermediary. Shareholder servicing fees are for administrative services only and are not for services primarily intended to result in the sale of the Funds' shares. These payments increase the Funds' operating expenses and reduce their investment performance.

Effective September 15, 2022, the Board authorized each Fund to pay up to the lesser of the amount charged by the financial intermediary for shareholder services or such fees up to a specific cap established by the Board from time to time. Asset-based payments by a Fund for shareholder services will not exceed 0.20% of the average aggregate value of the Fund's shares. For certain intermediary arrangements, the fee is set at a per account amount, which will not exceed $19/account. Intermediary fees in excess of the cap established by the Board are either borne by Homestead Advisers and/or Homestead Financial Services from their own resources or specifically approved by the Board for payment by the Fund.

Distribution Payments to Financial Intermediaries

Homestead Advisers and Homestead Financial Services, out of their own resources, make payments, which may be significant, to certain financial intermediaries for distribution and marketing services relating to the Funds. These payments, commonly referred to as "revenue sharing," are not an additional charge to a Fund or its shareholders and are not reflected in the fees and expenses listed in the Funds' expense tables in the Prospectus. Not all financial intermediaries receive distribution and marketing services payments. These payments are generally based upon the average net assets of the Funds attributable to that financial intermediary.